SUB-ITEM 77Q1(a)


Articles  Supplementary  to the Articles of  Amendment  and  Restatement  of the
Articles of Incorporation of INVESCO Sector Funds, Inc., filed with Post-Effective Amendment No. 32 to INVESCO Sector Funds, Inc.'s Registration Statement on September 28, 2001 and incorporated herein by reference.